Asset Backed Securities Portfolio Analysis
Encore
2005-4
Stated Doc
1,632 records

Selection Criteria: Stated Doc
Table of Contents
  Summary
  Principal Balance at Origination
  Remaining Principal Balance
  Fico Scores
  Original Term
  Remaining Term
  Property Type
  Occupancy Status
  Loan Purpose
  Original Loan to Value Ratio
  Geographic Distribution By Balance
  Documentation
  Mortgage Rate
  Maximum Rate
  Gross Margin
  First Rate Adjustment Date
  Original Number of Months to Expiration Of Prepayment Penalty Term
  Loan Type
  Credit Grade
  Lien Position

1. Summary

Current Balance: 383,615,061.40
Number of Loans: 1,632
Avg Current Balance: 235,058.25
Interest Only Loans: 20.62
Fixed Rate Loans: 11.29
ARM: 88.71
WA Coupon: 7.603
WA Margin: 6.125
WA Max Rate: 14.657
WA Initial Adjustment Cap: 2.756
WA Periodic Cap: 1.965
WA Original LTV: 78.98
WA Original CLTV: 79.30
WA Original Term: 359
WA Remaining Term: 358
NZ WA FICO: 626
Owner Occupied: 94.97
Prepayment Penalty Percentage: 73.65
First Lien %: 100.00
Second Lien %: 0.00
Top 5 States: CA(41.98%),FL(14.61%),IL(8.53%),NY(6.78%),VA(5.32%)
Conforming by Balance: 79.55
Originator: Encore(97.27%),Bravo(2.73%)

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2. Principal Balance at Origination

Principal Balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
25,001 - 50,000	2	$100,000.00	0.03%	606	35.77%	7.600%	100.00%
50,001 - 75,000	21	1,364,850.00	0.36	607	55.43	8.225	89.80
75,001 - 100,000	68	6,258,855.00	1.63	611	72.76	8.234	85.25
100,001 - 125,000	128	14,581,840.00	3.80	614	73.85	7.882	84.44
125,001 - 150,000	158	21,791,532.00	5.68	616	77.23	7.900	93.69
150,001 - 175,000	156	25,553,630.00	6.66	604	76.24	7.941	94.74
175,001 - 200,000	173	32,519,831.00	8.47	612	79.04	7.804	98.23
200,001 - 250,000	285	63,894,943.00	16.65	617	77.51	7.744	94.41
250,001 - 300,000	242	66,831,788.00	17.41	618	79.59	7.493	94.74
300,001 - 400,000	283	96,734,391.00	25.20	633	81.71	7.530	96.51
400,001 - 500,000	97	43,202,534.00	11.26	655	81.34	7.236	96.07
500,001 - 600,000	14	7,639,950.00	1.99	683	75.26	6.823	93.16
600,001 - 700,000	4	2,550,000.00	0.66	634	67.30	6.686	100.00
700,001 or greater	1	780,000.00	0.20	708	80.00	6.390	100.00
Total:	1,632	$383,804,144.00	100.00%	626	78.98%	7.603%	94.97%

Minimum Original Balance: 50,000
Maximum Original Balance: 780,000
Average Original Balance: 235,174

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3. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
25,001 - 50,000	2	$99,925.44	0.03%	606	35.77%	7.600%	100.00%
50,001 - 75,000	21	1,364,104.41	0.36	607	55.43	8.225	89.80
75,001 - 100,000	68	6,255,190.11	1.63	611	72.76	8.234	85.25
100,001 - 125,000	128	14,572,760.09	3.80	614	73.85	7.882	84.44
125,001 - 150,000	158	21,780,784.72	5.68	616	77.23	7.900	93.69
150,001 - 175,000	156	25,541,285.33	6.66	604	76.24	7.941	94.74
175,001 - 200,000	173	32,500,514.45	8.47	612	79.04	7.804	98.23
200,001 - 250,000	285	63,868,986.80	16.65	617	77.51	7.744	94.41
250,001 - 300,000	242	66,797,469.01	17.41	618	79.59	7.493	94.74
300,001 - 400,000	283	96,683,977.95	25.20	633	81.71	7.530	96.51
400,001 - 500,000	97	43,186,843.23	11.26	655	81.34	7.236	96.07
500,001 - 600,000	14	7,634,310.64	1.99	683	75.26	6.823	93.16
600,001 - 700,000	4	2,548,909.22	0.66	634	67.30	6.686	100.00
700,001 or greater	1	780,000.00	0.20	708	80.00	6.390	100.00
Total:	1,632	$383,615,061.40	100.00%	626	78.98%	7.603%	94.97%

Minimum Remaining Balance: 49,963
Maximum Remaining Balance: 780,000
Average Remaining Balance: 235,058

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4. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
476 - 500	2	$320,833.57	0.08%	500	62.34%	10.702%	100.00%
501 - 525	75	15,577,466.50	4.06	514	66.33	9.023	100.00
526 - 550	147	32,617,000.78	8.50	538	69.55	8.444	98.88
551 - 575	223	47,119,164.58	12.28	564	75.33	8.020	99.15
576 - 600	244	56,714,971.83	14.78	586	79.22	7.793	99.33
601 - 625	231	51,940,146.04	13.54	613	79.61	7.501	97.29
626 - 650	219	51,005,256.47	13.30	637	82.12	7.418	94.48
651 - 675	150	35,431,234.15	9.24	663	82.05	7.286	89.68
676 - 700	129	32,116,511.93	8.37	687	82.46	7.167	90.62
701 - 725	97	27,470,152.32	7.16	713	83.89	6.952	90.00
726 - 750	66	18,774,750.89	4.89	736	81.27	6.735	83.73
751 - 775	37	11,380,395.11	2.97	761	84.88	7.061	90.73
776 - 800	11	2,823,177.23	0.74	783	81.11	7.395	85.59
801 - 825	1	324,000.00	0.08	813	90.00	7.200	100.00
Total:	1,632	$383,615,061.40	100.00%	626	78.98%	7.603%	94.97%

Minimum FICO: 500
Maximum FICO: 813
WA FICO: 626

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5. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
61 - 120	1	$195,000.00	0.05%	647	69.42%	6.590%	100.00%
121 - 180	8	1,427,589.25	0.37	652	68.73	7.472	63.45
181 - 240	4	562,386.81	0.15	659	62.82	6.832	100.00
241 - 300	1	199,777.08	0.05	694	80.00	7.640	0.00
301 - 360	1,618	381,230,308.26	99.38	625	79.05	7.605	95.13
Total:	1,632	$383,615,061.40	100.00%	626	78.98%	7.603%	94.97%

Minimum Original Term: 120
Maximum Original Term: 360
WA Original Term: 359

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6. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
180 or less	9	$1,622,589.25	0.42%	652	68.82%	7.366%	67.84%
181 - 348	5	762,163.89	0.20	668	67.32	7.044	73.79
349 - 360	1,618	381,230,308.26	99.38	625	79.05	7.605	95.13
Total:	1,632	$383,615,061.40	100.00%	626	78.98%	7.603%	94.97%

Minimum Remaining Term: 120
Maximum Remaining Term: 360
WA Remaining Term: 358

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7. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
SFR	1,291	$300,912,085.70	78.44%	621	78.58%	7.624%	96.01%
Detached PUD	111	27,424,910.11	7.15	623	81.73	7.538	98.10
Low-Rise Condo (1-4 Stories)	92	19,385,780.31	5.05	647	82.03	7.601	87.65
2-Unit	54	15,239,509.13	3.97	682	77.64	7.005	87.16
Attached PUD/Townhome	55	12,710,152.45	3.31	611	81.79	8.052	95.73
3-Unit	12	3,851,404.43	1.00	692	72.54	6.815	87.40
High-Rise Condo (5+ Stories)	12	2,543,237.64	0.66	625	85.29	8.143	83.80
4-Unit	5	1,547,981.63	0.40	604	64.47	8.005	36.49
Total:	1,632	$383,615,061.40	100.00%	626	78.98%	7.603%	94.97%

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8. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
OOC	1,535	$364,317,628.66	94.97%	623	78.93%	7.600%	100.00%
Non-Owner Occ	92	18,408,359.98	4.80	680	79.58	7.633	0.00
2nd Home	5	889,072.76	0.23	684	87.01	8.296	0.00
Total:	1,632	$383,615,061.40	100.00%	626	78.98%	7.603%	94.97%

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9. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Refi-Cash Out	1,285	$301,697,611.93	78.65%	618	76.87%	7.535%	96.28%
Purchase	281	67,485,062.33	17.59	655	87.99	7.926	89.27
Refi-Rate/Term	66	14,432,387.14	3.76	638	80.89	7.517	94.32
Total:	1,632	$383,615,061.40	100.00%	626	78.98%	7.603%	94.97%

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10. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
50.00 or less	90	$14,279,868.90	3.72%	607	41.68%	7.447%	93.77%
50.01 - 60.00	110	23,593,095.61	6.15	599	56.62	7.492	96.74
60.01 - 70.00	240	56,609,394.80	14.76	596	66.79	7.445	98.44
70.01 - 80.00	453	108,922,828.05	28.39	616	77.76	7.432	94.57
80.01 - 90.00	561	135,744,490.85	35.39	633	87.39	7.707	92.01
90.01 - 100.00	178	44,465,383.19	11.59	684	95.66	8.014	100.00
Total:	1,632	$383,615,061.40	100.00%	626	78.98%	7.603%	94.97%

Minimum Original Loan-to-Value Ratio: 16.30
Maximum Original Loan-to-Value Ratio: 100.00
Weighted Average Original Loan-to-Value Ratio: 78.98

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11. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Alabama	2	$260,488.41	0.07%	594	87.08%	9.286%	100.00%
Arizona	33	5,330,807.66	1.39	601	79.91	7.818	89.43
Arkansas	1	281,788.18	0.07	672	95.00	8.240	100.00
California	578	161,050,278.84	41.98	628	74.79	7.235	95.34
Colorado	11	1,695,738.29	0.44	603	80.73	8.133	95.80
Connecticut	25	4,637,546.04	1.21	601	77.46	7.894	89.67
Delaware	1	326,400.00	0.09	604	84.82	6.915	100.00
Florida	295	56,029,920.41	14.61	616	80.76	7.685	94.18
Georgia	36	6,128,293.61	1.60	600	85.13	8.340	93.25
Hawaii	4	988,536.83	0.26	619	80.30	7.359	79.79
Idaho	2	339,195.91	0.09	638	87.08	7.793	100.00
Illinois	145	32,727,970.83	8.53	641	84.83	7.752	97.73
Indiana	11	1,592,710.45	0.42	635	83.04	7.619	93.18
Iowa	6	879,417.57	0.23	627	87.58	8.130	100.00
Kentucky	5	1,009,716.31	0.26	594	87.00	8.896	100.00
Maine	5	998,111.88	0.26	613	74.41	7.928	100.00
Maryland	48	12,746,536.78	3.32	616	82.03	8.140	100.00
Massachusetts	18	5,016,771.71	1.31	644	83.77	7.554	96.61
Michigan	36	5,865,542.21	1.53	624	83.68	8.126	94.63
Minnesota	20	3,724,537.82	0.97	627	82.92	7.936	94.43
Mississippi	3	580,332.48	0.15	614	89.62	8.291	70.02
Missouri	6	723,670.38	0.19	591	77.64	8.176	100.00
Montana	1	143,000.00	0.04	724	89.94	6.850	100.00
Nebraska	1	274,500.00	0.07	641	90.00	8.440	100.00
Nevada	18	3,595,469.10	0.94	601	76.37	8.075	100.00
New Hampshire	6	1,302,030.02	0.34	588	78.92	8.564	100.00
New Jersey	29	8,092,641.68	2.11	617	79.18	7.805	94.50
New Mexico	5	722,550.32	0.19	589	81.81	8.638	82.21
New York	88	26,004,000.27	6.78	644	80.64	7.641	92.01
North Carolina	6	1,213,069.58	0.32	608	82.54	8.102	100.00
Ohio	19	2,318,037.71	0.60	624	83.16	8.255	95.79
Oklahoma	1	134,792.88	0.04	704	100.00	7.350	100.00
Oregon	4	678,673.54	0.18	626	83.95	7.996	100.00
Pennsylvania	14	2,885,240.02	0.75	621	74.95	7.577	100.00
Rhode Island	6	1,399,674.68	0.36	628	83.30	8.682	100.00
South Carolina	5	905,766.81	0.24	588	86.10	8.977	100.00
Tennessee	8	1,031,399.99	0.27	630	93.44	8.084	100.00
Texas	17	2,375,552.71	0.62	606	79.70	7.906	89.91
Utah	1	134,100.00	0.03	720	90.00	6.290	100.00
Washington	10	2,020,259.42	0.53	613	85.79	7.780	100.00
Virginia	80	20,402,717.06	5.32	628	84.65	8.134	94.66
West Virginia	5	963,661.67	0.25	599	84.88	9.128	100.00
Wisconsin	7	1,161,517.37	0.30	635	81.83	8.291	81.37
Washington DC	10	2,922,093.97	0.76	632	73.83	8.248	72.97
Total:	1,632	$383,615,061.40	100.00%	626	78.98%	7.603%	94.97%

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12. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
Stated Income	1,632	$383,615,061.40	100.00%	626	78.98%	7.603%	94.97%
Total:	1,632	$383,615,061.40	100.00%	626	78.98%	7.603%	94.97%

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13. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
5.000 or less	2	$594,754.09	0.16%	680	65.02%	4.994%	100.00%
5.001 - 5.500	2	409,762.47	0.11	672	66.94	5.382	100.00
5.501 - 6.000	56	15,933,856.72	4.15	693	68.95	5.870	100.00
6.001 - 6.500	118	34,671,620.14	9.04	677	71.95	6.330	96.87
6.501 - 7.000	271	69,821,419.34	18.20	646	76.25	6.811	96.17
7.001 - 7.500	272	66,161,960.04	17.25	637	81.94	7.312	92.40
7.501 - 8.000	380	85,221,232.02	22.22	617	81.74	7.795	93.50
8.001 - 8.500	203	43,867,022.77	11.44	607	82.83	8.288	94.25
8.501 - 9.000	183	39,678,178.93	10.34	582	80.78	8.769	95.86
9.001 - 9.500	70	13,473,498.75	3.51	575	81.26	9.239	98.47
9.501 - 10.000	49	8,890,268.10	2.32	549	74.13	9.801	97.39
10.001 - 10.500	19	3,230,067.32	0.84	540	72.32	10.226	100.00
10.501 - 11.000	3	747,393.20	0.19	538	64.24	10.771	51.16
11.001 - 11.500	3	600,799.01	0.16	554	58.77	11.295	100.00
11.501 - 12.000	1	313,228.50	0.08	508	55.00	11.990	100.00
Total:	1,632	$383,615,061.40	100.00%	626	78.98%	7.603%	94.97%

Minimum Rate: 4.990%
Maximum Rate: 11.990%
WA Rate: 7.603%

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14. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0.000 or less	200	$43,309,683.19	11.29%	661	73.58%	7.153%	91.47%
11.501 - 12.000	2	594,754.09	0.16	680	65.02	4.994	100.00
12.001 - 12.500	2	409,762.47	0.11	672	66.94	5.382	100.00
12.501 - 13.000	44	12,293,948.04	3.20	690	70.50	5.850	100.00
13.001 - 13.500	95	27,087,641.65	7.06	671	72.26	6.336	97.09
13.501 - 14.000	227	58,877,025.92	15.35	643	77.80	6.827	96.36
14.001 - 14.500	239	60,014,319.84	15.64	634	82.47	7.315	92.94
14.501 - 15.000	333	77,138,166.27	20.11	614	81.98	7.795	94.67
15.001 - 15.500	180	39,750,435.97	10.36	605	83.23	8.292	94.49
15.501 - 16.000	172	38,083,720.47	9.93	580	80.71	8.775	96.52
16.001 - 16.500	64	12,441,847.36	3.24	571	80.65	9.233	98.34
16.501 - 17.000	48	8,722,268.10	2.27	548	74.21	9.800	97.34
17.001 - 17.500	19	3,230,067.32	0.84	540	72.32	10.226	100.00
17.501 - 18.000	3	747,393.20	0.19	538	64.24	10.771	51.16
18.001 - 18.500	3	600,799.01	0.16	554	58.77	11.295	100.00
18.501 - 19.000	1	313,228.50	0.08	508	55.00	11.990	100.00
Total:	1,632	$383,615,061.40	100.00%	626	78.98%	7.603%	94.97%

Minimum Maximum Rate: 11.990%
Maximum Maximum Rate: 18.990%
WA Maximum Rate: 14.657%

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15. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0.000 or less	200	$43,309,683.19	11.29%	661	73.58%	7.153%	91.47%
3.501 - 4.000	7	1,690,250.00	0.44	658	82.75	7.520	100.00
4.001 - 4.500	72	15,608,789.44	4.07	646	84.85	7.607	96.16
4.501 - 5.000	3	833,844.50	0.22	666	93.95	7.943	100.00
5.501 - 6.000	913	226,313,459.71	58.99	635	80.85	7.451	94.56
6.001 - 6.500	29	5,250,480.38	1.37	692	98.58	8.186	100.00
6.501 - 7.000	404	89,562,023.76	23.35	576	74.44	8.165	97.00
7.001 - 7.500	1	189,000.00	0.05	680	90.00	7.400	100.00
7.501 - 8.000	3	857,530.42	0.22	585	80.44	7.848	100.00
Total:	1,632	$383,615,061.40	100.00%	626	78.98%	7.603%	94.97%

Minimum Gross Margin: 3.790%
Maximum Gross Margin: 7.990%
WA Gross Margin: 6.125%

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16. First Rate Adjustment Date

First Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0000-00	200	$43,309,683.19	11.29%	661	73.58%	7.153%	91.47%
2006-02	1	227,686.09	0.06	735	80.00	7.890	0.00
2006-03	2	429,734.63	0.11	530	73.12	8.429	100.00
2006-04	2	687,000.00	0.18	580	66.98	6.970	100.00
2006-07	2	367,800.00	0.10	650	92.68	7.660	100.00
2006-08	2	409,026.77	0.11	658	62.74	6.305	59.79
2006-09	12	2,679,668.71	0.70	623	76.01	7.308	91.61
2006-10	23	5,825,755.00	1.52	617	78.00	7.684	100.00
2007-05	1	298,977.92	0.08	590	80.00	7.990	100.00
2007-06	8	1,804,352.62	0.47	618	90.67	7.940	100.00
2007-07	33	8,220,283.48	2.14	641	85.76	8.075	96.18
2007-08	193	47,134,536.16	12.29	610	81.15	7.643	90.28
2007-09	419	96,836,507.58	25.24	614	78.06	7.543	97.28
2007-10	481	114,230,830.62	29.78	618	78.70	7.707	96.75
2007-11	3	1,060,300.00	0.28	684	82.64	6.784	100.00
2008-06	1	399,000.00	0.10	674	94.96	8.290	100.00
2008-07	4	793,325.46	0.21	639	91.22	7.712	100.00
2008-08	32	7,881,554.55	2.05	612	84.45	8.093	100.00
2008-09	113	26,934,298.68	7.02	641	83.38	7.769	93.03
2008-10	84	20,525,740.00	5.35	652	81.21	7.708	98.12
2008-11	1	86,700.00	0.02	580	85.00	9.530	100.00
2010-07	1	125,676.49	0.03	613	76.36	6.800	100.00
2010-08	6	1,103,328.51	0.29	687	72.28	6.621	13.57
2010-09	5	1,338,794.94	0.35	704	70.14	6.546	60.26
2010-10	3	904,500.00	0.24	684	70.16	7.733	100.00
Total:	1,632	$383,615,061.40	100.00%	626	78.98%	7.603%	94.97%

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17. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
0	425	$101,091,015.58	26.35%	629	82.72%	7.900%	95.14%
6	3	999,920.75	0.26	638	76.48	7.599	79.48
12	120	30,710,632.08	8.01	624	78.27	7.833	92.40
24	755	175,327,533.96	45.70	614	78.26	7.553	96.37
36	329	75,485,959.03	19.68	648	75.98	7.226	92.75
Total:	1,632	$383,615,061.40	100.00%	626	78.98%	7.603%	94.97%

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18. Loan Type

Loan Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
ARM 1/29	40	$9,446,250.48	2.46%	621	77.38%	7.521%	95.88%
ARM 2/28	714	152,187,659.17	39.67	603	79.07	7.936	95.13
ARM 2/28 Dual 40/20	229	62,405,955.89	16.27	601	77.08	7.488	93.87
ARM 2/28 /IO 60	182	51,601,941.26	13.45	670	81.96	7.021	100.00
ARM 2/28/IO 24	12	3,226,232.06	0.84	679	83.64	7.054	100.00
ARM 3/27	163	36,084,706.37	9.41	619	82.07	8.024	93.73
ARM 3/27 /IO 36	2	702,432.00	0.18	714	86.30	7.409	100.00
ARM 3/27 /IO 60	70	19,833,480.32	5.17	679	84.38	7.399	100.00
ARM 5/25	15	3,472,299.94	0.91	690	71.05	6.889	57.21
ARM- 6 Month LIBOR	5	1,344,420.72	0.35	590	71.15	7.592	83.06
FR10	1	195,000.00	0.05	647	69.42	6.590	100.00
FR15	8	1,427,589.25	0.37	652	68.73	7.472	63.45
FR20	4	562,386.81	0.15	659	62.82	6.832	100.00
FR25	1	199,777.08	0.05	694	80.00	7.640	0.00
FR30	174	37,206,570.43	9.70	659	73.75	7.160	92.01
FR30 /IO 60	12	3,718,359.62	0.97	690	75.22	7.017	100.00
Total:	1,632	$383,615,061.40	100.00%	626	78.98%	7.603%	94.97%

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19. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
AA	1,035	$253,433,761.01	66.06%	645	80.47%	7.310%	93.57%
AA100	40	7,573,100.26	1.97	706	99.97	8.309	100.00
A+	365	81,801,450.74	21.32	587	77.84	7.982	96.99
B	121	26,501,178.41	6.91	572	71.73	8.261	99.37
C	60	12,331,596.00	3.21	555	62.75	8.792	97.04
C-	11	1,973,974.98	0.51	549	53.48	10.548	100.00
Total:	1,632	$383,615,061.40	100.00%	626	78.98%	7.603%	94.97%

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20. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% Owner Occupied
1	1,632	$383,615,061.40	100.00%	626	78.98%	7.603%	94.97%
Total:	1,632	$383,615,061.40	100.00%	626	78.98%	7.603%	94.97%

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